                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 9, 1999



                              DUCOMMUN INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-8174                   95-0693330
--------------------------    ---------------------     ------------------------
  (State of Incorporation)    (Commission File No.)     (IRS Identification No.)


111 West Ocean Boulevard, Suite 900, Long Beach, California     90802
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


                                 (562) 624-0800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
           (Former name, former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

        On November 9, 1999 (the "Closing Date"), Ducommun Acquisition Corporation, a wholly-owned subsidiary (the "Subsidiary") of Ducommun Incorporated ("Ducommun"), acquired substantially all of the assets and assumed certain liabilities of Parsons Precision Products, Inc. ("Parsons"), pursuant to an asset Purchase and Sale Agreement dated as of November 8, 1999 (the "Agreement") among Ducommun, the Subsidiary, Jordan Industries, Inc. and Parsons. Parsons is a leading manufacturer of titanium hot-formed products for the aerospace industry. The assets acquired by the Subsidiary include Parsons' fixed assets, accounts receivable, inventory, rights under agreements, and certain other assets of Parsons. Ducommun does not intend to move the business. The assets of Parsons are intended to be used in substantially the same manner as such assets were used prior to the acquisition. The liabilities assumed by the Subsidiary include Parsons' trade payables, certain accrued liabilities and obligations under certain agreements of Parsons.

        The purchase price was determined primarily by reference to the tangible net worth of Parsons as of the Closing Date and the future earnings potential of the business of Parsons. The purchase price for Parsons was approximately $22,000,000, subject to adjustment based upon Parsons' tangible net worth as of the Closing Date determined in accordance with generally accepted accounting principles. The purchase price was paid in cash at the closing. The source of funds for the acquisition of Parsons was Ducommun's working capital and borrowings under Ducommun's credit agreement with Bank of America.

        The foregoing is a general description of the acquisition and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial statements of businesses acquired.

            Not applicable.

        (b) Pro forma financial information.

            Not applicable.

        (c) Exhibits.

            2.1 Asset Purchase and Sale Agreement dated as of November 8, 1999 among Ducommun Incorporated, Ducommun Acquisition Corporation, Jordan Industries, Inc., and Parsons Precision Products, Inc.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.

                                              DUCOMMUN INCORPORATED
                                              Registrant



                                              By: /s/ James S. Heiser
                                                  ------------------------------
                                                  James S. Heiser
                                                  Vice President and Chief
                                                  Financial Officer
                                                  (Duly Authorized Officer
                                                  of the Registrant)


Date: November 23, 1999

                                 EXHIBIT INDEX

Exhibit
Number                   Description
------                   -----------

 2.1 Asset Purchase and Sale Agreement dated as of November 8, 1999 among Ducommun Incorporated, Ducommun Acquisition Corporation,
            Jordan Industries, Inc., and Parsons Precision Products, Inc.